Certain confidential information contained in this document, marked by brackets [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

Amendment No. 4

This Amendment No. 4 (the “Amendment”) modifies the Digital Property and Demand Services Agreement dated November 28, 2022 between Taboola, Inc. (“Taboola”) and Yahoo Inc. and its Affiliates (“Yahoo” or “Company”) (the “Agreement”), as amended. This Amendment is made and effective as of February 1, 2025 (the “Amendment Effective Date”). Yahoo and Taboola may each be referred to as a “Party” or collectively as the “Parties”. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.
    WHEREAS, Yahoo and Taboola are Parties to the Agreement, as amended; and
    WHEREAS, the Parties wish to amend the Agreement in certain respects;
    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.Placement Groups. The matrix of Placement Groups in Appendix C of the Agreement shall be replaced with the matrix of new Placement Groups attached hereto in Exhibit 1, which shall be used to calculate the Initial Baseline. Accordingly, all references to the [***] in the Agreement shall refer to the Placement Groups set forth in the matrix in Exhibit 1 of this Amendment. For the avoidance of doubt, the remainder of Appendix C shall not be modified and shall remain in full force and effect.
2.[***].
2.1.Pursuant to Section VII.B.1.a of the Agreement, the Parties acknowledge and agree that the Transition Period End Date was [***] and the Transition Period Ad Spend was calculated from [***] through [***], (the “Measurement Period”). Pursuant to Section VII.B.1 of the Agreement, the Parties agree that the [***] shall be [***].
2.2.The Parties agree that Exhibit 1 establishes the [***] and that the measurements contained in Exhibit 1 are accurate.
3.Vertical Ads.    Notwithstanding the foregoing, the Parties acknowledge and agree that the launch date of the Vertical Ads format (to replace the “Moments” ad format) to general availability (the “Vertical Ad Launch Date”) has not occurred as of the Amendment Effective Date. For the purposes of this Agreement, the Vertical Ad Launch Date shall occur when the Vertical Ads format is available across all applicable inventory of the Properties (as mutually agreed by the Parties). Thereafter the Parties shall meet and agree to finalize the measurements for Vertical Ads in a further amendment.
4.[***]. The Parties agree that after the [***] described above, the first [***] shall occur on [***] and all further [***] shall occur as provided in the Agreement.
5.Miscellaneous. Except as expressly set forth herein, all other clauses, terms and conditions, and appendices of the Agreement are unmodified and remain in full force and effect. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” or words of like import referring to the Agreement shall be deemed to refer to the Agreement, as amended, supplemented or otherwise modified by this Amendment; provided that references in the Agreement to “as of the date hereof” or “as of the date of this Agreement” or words of like import shall continue to refer to November 28, 2022. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall

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constitute one and the same instrument. An electronically transmitted signature via pdf or facsimile shall be deemed the equivalent to an original ink signature. In the event of a conflict between any of the terms and conditions of the Agreement and any of the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.
IN WITNESS WHEREOF, the Parties hereto, have executed this Amendment as of the Amendment Effective Date.

Yahoo Inc.	Taboola, Inc.
By: /s/ Monica Mijaleski Name (Print): Monica Mijaleski Title: CFO Date: July 25, 2025	By: /s/ Blythe Holden Name (Print): Blythe Holden Title: General Counsel Date: July 25, 2025
Taboola.com Ltd.
By: /s/ Eldad Maniv Name (Print): Eldad Maniv Title: President & COO Date: July 25, 2025

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EXHIBIT 1
Matrix of Placement Groups
[***]

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